UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2004

PEOPLESOFT, INC.

(Exact name of registrant as specified in its charter)

0-20710
(Commission file number)

Delaware (State or other jurisdiction of incorporation)	68-0137069 (I.R.S. Employer Identification Number)

4460 Hacienda Drive, Pleasanton, CA (Address of principal executive offices)	94588-8618 (Zip Code)

Registrant’s telephone number, including area code: (925) 225-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3

Item 1.01. Entry into a Material Definitive Agreement

     On October 12, 2004, PeopleSoft, Inc. (the “Company”) entered into a Separation Agreement and General Release (the “Separation Agreement”) with Ram Gupta, former Executive Vice President, Products and Technology. Pursuant to the Separation Agreement, Mr. Gupta will receive the severance benefits provided for in the Company’s Executive Severance Policy for Executive Vice Presidents. In addition, Mr. Gupta will receive $124,147.21, less deductions required by law, in lieu of accelerated vesting of shares of restricted stock that were scheduled to vest in October and November 2004. A copy of the Separation Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by this reference.

     On October 18, 2004, the Company entered into a Retention Agreement (the “Retention Agreement”) with Guy Dubois, Executive Vice President, International Operations, which provides for the payment of a $500,000 retention bonus if, on May 15, 2005, Mr. Dubois is employed, and has been continuously employed since the date of the Retention Agreement, by the Company and/or its divisions, subsidiaries or affiliates or any successors to any such entities. The Retention Agreement implements a bonus that was approved by the Company’s Compensation Committee in early 2004. Mr. Dubois’ retention bonus was awarded in lieu of the deferred stock bonuses that were awarded to other comparable executives based in the United States in June 2004 and previously disclosed in Amendment No. 29, dated June 18, 2004, to the Company’s Solicitation/Recommendation Statement on Schedule 14D-9. A copy of the Retention Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by this reference.

     On October 1, 2004, former President and Chief Executive Officer Craig Conway’s employment was terminated by the Company’s Board of Directors and on October 18, 2004, the Company entered into a Separation Agreement (the “Agreement”) with Mr. Conway. Pursuant to the Agreement, Mr. Conway will receive the severance benefits provided for in the Employment Agreement by and between the Company and Mr. Conway dated May 10, 1999 and restated as of May 27, 2003, except that Mr. Conway will receive a discounted lump sum cash payment rather than continued payments for 24 months of base salary and target bonus. A copy of the Agreement is attached hereto as Exhibit 10.3 and is incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

Exhibit	Description
10.1	Separation Agreement and General Release between PeopleSoft, Inc. and Ram Gupta, dated October 12, 2004

10.2	Retention Agreement between PeopleSoft, Inc. and Guy Dubois, entered into on October 18, 2004

10.3	Separation Agreement between PeopleSoft, Inc. and Craig Conway, dated October 18, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 18, 2004

PEOPLESOFT, INC.

By:	/s/ Kevin T. Parker

Kevin T. Parker
Co-President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
10.1	Separation Agreement and General Release between PeopleSoft, Inc. and Ram Gupta, dated October 12, 2004

10.2	Retention Agreement between PeopleSoft, Inc. and Guy Dubois, entered into on October 18, 2004

10.3	Separation Agreement between PeopleSoft, Inc. and Craig Conway, dated October 18, 2004